Income Taxes	3 Months Ended
Apr. 30, 2013
Income Taxes
Income Taxes

(11) Income Taxes

        The domestic and foreign components of net loss, and the provision for income taxes for the years ended January 31, 2011, 2012 and 2013 consists of the following (in thousands):

	Fiscal Year Ended January 31,
	2011	2012	2013
Net loss before income taxes:
Domestic	$(9,939)	$(11,615)	$(11,059)
Foreign	—	23	407

	$(9,939)	$(11,592)	$(10,652)

Current:
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	128

	—	—	128

Deferred:
Federal	—	—	—
State	—	—	—
Foreign	—	—	—

	—	—	—

Income tax provision (benefit)	$—	$—	$128

        The difference in total provision for income taxes that would result from applying the 35% federal statutory rate to the net loss before provision for income taxes and the reported provision for income taxes are as follows:

	Fiscal Year Ended January 31,
	2011	2012	2013
Reconciliation of effective tax rate:
Federal taxes at statutory rate	35.0%	35.0%	35.0%
State taxes, net of federal benefit	2.8	2.7	2.5
Permanent items	(3.4)	(4.7)	(8.4)
Valuation allowance	(40.1)	(39.7)	(40.6)
Research and experimentation credits	5.7	6.5	10.1
Foreign rate differential	(0.3)	(0.3)	0.3
Other	0.3	0.5	(0.1)

Effective income tax rate	—%	—%	(1.2)%

        Components of the net deferred tax assets as of January 31, 2012 and 2013 are as follows (in thousands):

	January 31,
	2012	2013
Deferred tax assets:
Research and experimentation carryforwards	$2,625	$3,704
Net operating loss carryforwards	21,443	24,312
Deferred compensation	292	397
Deferred revenue	246	356
Intangible assets	146	134
Deferred rent	349	374
Other	192	318

Gross deferred tax assets	25,293	29,595

Deferred tax liabilities:
Fixed assets	263	240
Other	—	—

Gross deferred tax liabilities	263	240

Net deferred tax assets before valuation allowance	25,030	29,355
Valuation allowance	(25,030)	(29,355)

Deferred tax assets (liabilities), net	$—	$—

        We have historically incurred operating losses and given the cumulative losses and limited history of profits, we have recorded a full valuation allowance against our deferred tax assets for all periods to date.

        Our ability to use the operating loss carryforwards to offset future taxable income is subject to restrictions enacted in the U.S. Internal Revenue Code of 1986, as amended. These restrictions limit the future use of the operating loss carryforwards if certain ownership changes described in the Internal Revenue Code occur.

        During the fiscal years ended January 31, 2012 and 2013, the valuation allowance increased by $4.6 million and $4.3 million, respectively, due to the increase in deferred tax assets, primarily the net operating loss and research and experimentation tax credit carryforwards.

        As of January 31, 2013, we had federal and state net operating loss carryforwards of approximately $65.0 million and $44.7 million, respectively. At January 31, 2013, we also had federal research and experimentation tax credit carryforwards of $3.7 million. The net operating loss carryforwards and tax credits expire at various dates through January 31, 2033.

        We believe that we have not taken an uncertain tax position on prior tax filings and therefore have not recorded a liability for unrecognized tax benefits.

        We file federal, state, and foreign income tax returns in jurisdictions with varying statutes of limitations. With few exceptions, tax years 2001 through 2012 remain subject to examination by federal and most state tax authorities due to our net operating loss carryforwards. In the foreign jurisdictions, the 2009 through 2012 tax years remain subject to examination.